UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22314

Oppenheimer Corporate Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 10/30/2015

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS October 30, 2015* Unaudited

	Principal Amount	Value
Mortgage-Backed Obligations—0.3%
Banc of America Commercial Mortgage Trust, Series 2007-5, Cl. AM, 5.772%, 2/10/51[1]	$120,000	$125,922
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	65,234	59,642
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.399%, 12/25/35[1]	104,283	101,320
Wells Fargo Mortgage-Backed Securities Trust:
Series 2006-AR2, Cl. 2A3, 2.652%, 3/25/36[1]	103,177	102,079
Series 2007-AR8, Cl. A1, 2.777%, 11/25/37[1]	73,972	65,605

Total Mortgage-Backed Obligations (Cost $430,614)		454,568

Corporate Bonds and Notes—88.3%
Consumer Discretionary—12.3%
Auto Components—0.8%
BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	430,000	384,155
Magna International, Inc., 4.15% Sr. Unsec. Nts., 10/1/25	1,000,000	1,020,411

		1,404,566

Automobiles—2.6%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	462,000	669,210
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	1,565,000	1,559,505
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	768,000	851,875
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	444,000	441,377
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[2]	878,000	864,830

		4,386,797

Diversified Consumer Services—0.5%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	840,000	899,850

Household Durables—1.4%
Jarden Corp., 5% Sr. Unsec. Nts., 11/15/23[2]	684,000	706,230
Lennar Corp.:
4.75% Sr. Unsec. Nts., 11/15/22	250,000	251,250
4.75% Sr. Unsec. Nts., 5/30/25	506,000	503,470
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	849,000	847,939

		2,308,889

Media—3.7%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	728,000	854,024
CCO Safari II LLC:
4.908% Sr. Sec. Nts., 7/23/25[2]	374,000	381,645
6.484% Sr. Sec. Nts., 10/23/45[2]	458,000	476,102
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	895,000	933,462
Historic TW, Inc., 9.15% Debs., 2/1/23	360,000	473,984
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	524,000	523,843
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	844,000	871,430
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[2]	580,000	579,359
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	380,000	309,220

1        OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[2]	$845,000	$847,112

		6,250,181

Multiline Retail—0.6%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[2]	780,000	825,825
Kohl’s Corp., 5.55% Sr. Unsec. Nts., 7/17/45	115,000	111,581

		937,406

Specialty Retail—1.7%
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	799,000	858,925
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	390,000	434,362
Lowe’s Cos, Inc., 4.375% Sr. Unsec. Nts., 9/15/45	429,000	438,220
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	597,000	591,252
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	456,000	458,343

		2,781,102

Textiles, Apparel & Luxury Goods—1.0%
Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	875,000	894,687
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	839,000	845,293

		1,739,980

Consumer Staples—4.5%
Beverages—1.1%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	560,000	794,394
Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	715,000	750,750
Diageo Capital plc, 3.875% Sr. Unsec. Unsub. Nts., 4/29/43	410,000	379,233

		1,924,377

Food & Staples Retailing—0.7%
CVS Health Corp., 5.125% Sr. Unsec. Nts., 7/20/45	560,000	603,438
Delhaize Group, 5.70% Sr. Unsec. Nts., 10/1/40	465,000	494,531

		1,097,969

Food Products—1.9%
Archer-Daniels-Midland Co., 4.016% Sr. Unsec. Nts., 4/16/43	425,000	418,245
Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	893,000	1,057,902
Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42	265,000	274,092
Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25[2]	379,000	389,535
5.20% Sr. Unsec. Nts., 7/15/45[2]	198,000	209,657
TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	840,000	814,800

		3,164,231

Tobacco—0.8%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	475,000	788,232
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	503,000	559,626

		1,347,858

2        OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Energy—7.9%
Energy Equipment & Services—0.4%
Halliburton Co., 4.75% Sr. Unsec. Nts., 8/1/43	$260,000	$258,641
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	465,000	472,916

		731,557

Oil, Gas & Consumable Fuels—7.5%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	759,000	820,676
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	635,000	590,044
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	605,000	554,758
Cenovus Energy, Inc., 5.20% Sr. Unsec. Nts., 9/15/43	310,000	278,254
Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	600,000	598,105
Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25[2]	201,000	193,878
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	525,000	471,917
EnLink Midstream Partners LP:
2.70% Sr. Unsec. Nts., 4/1/19	1,170,000	1,145,063
4.40% Sr. Unsec. Nts., 4/1/24	400,000	377,348
Enterprise Products Operating LLC:
3.35% Sr. Unsec. Nts., 3/15/23	475,000	462,282
4.85% Sr. Unsec. Nts., 8/15/42	368,000	334,413
4.90% Sr. Unsec. Nts., 5/15/46	125,000	115,137
Kinder Morgan Energy Partners LP, 4.25% Sr. Unsec. Nts., 9/1/24	650,000	581,704
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.875% Sr. Unsec. Nts., 6/1/25	386,000	361,875
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[2]	895,000	878,534
5.45% Sr. Unsec. Nts., 10/14/21[2]	589,000	593,848
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	217,000	200,238
Plains All American Pipeline LP/PAA Finance Corp., 3.60% Sr. Unsec. Nts., 11/1/24	625,000	585,057
Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	665,000	647,359
Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	400,000	418,531
4.75% Sr. Unsec. Nts., 3/15/24	428,000	441,129
Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22	1,260,000	1,208,094
Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[2]	791,000	815,729

		12,673,973

Financials—25.0%
Capital Markets—6.4%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[2]	570,000	573,832
Blackstone Holdings Finance Co. LLC:
4.45% Sr. Unsec. Nts., 7/15/45[2]	84,000	79,875
5.00% Sr. Unsec. Nts., 6/15/44[2]	414,000	424,524
Credit Suisse Group Funding Guernsey Ltd., 3.80% Sr. Unsec. Nts., 9/15/22[2]	850,000	859,252
Deutsche Bank AG, 4.50% Sub. Nts., 4/1/25	975,000	949,552
Goldman Sachs Group, Inc. (The):
5.15% Sub. Nts., 5/22/45	650,000	655,702
6.25% Sr. Unsec. Nts., 2/1/41	355,000	430,851
5.70% Jr. Sub. Perpetual Bonds, Series L1,3	826,000	838,390

3        OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Capital Markets (Continued)
KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[2]	$295,000	$292,508
Lazard Group LLC:
3.75% Sr. Unsec. Nts., 2/13/25	455,000	426,746
4.25% Sr. Unsec. Nts., 11/14/20	275,000	288,058
Morgan Stanley:
4.30% Sr. Unsec. Nts., 1/27/45	267,000	256,843
5.00% Sub. Nts., 11/24/25	1,269,000	1,361,129
5.45% Jr. Sub. Perpetual Bonds, Series H1,3	865,000	852,025
Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	669,000	752,517
UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 9/24/25[2]	850,000	855,847
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[1,3]	810,000	822,150

		10,719,801

Commercial Banks—9.5%
ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[2]	921,000	929,193
Bank of America Corp., 7.75% Jr. Sub. Nts., 5/14/38	711,000	994,199
Barclays plc, 3.65% Sr. Unsec. Nts., 3/16/25	709,000	687,464
BNP Paribas SA, 4.375% Sub. Nts., 9/28/25[2]	846,000	839,553
Branch Banking & Trust Co., 3.625% Sub. Nts., 9/16/25	1,000,000	1,010,676
Citigroup, Inc.:
3.50% Sub. Nts., 5/15/23	370,000	364,836
4.45% Sub. Nts., 9/29/27	419,000	421,275
5.95% Jr. Sub. Perpetual Bonds, Series D1,3	865,000	859,594
Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[1,2,3]	865,000	852,025
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), 4.375% Sub. Nts., 8/4/25	769,000	786,464
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[1,2,3]	730,000	830,448
FirstMerit Bank NA, 4.27% Sub. Nts., 11/25/26	629,000	644,443
HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[1]	560,000	561,960
JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds, Series S1,3	960,000	1,042,800
Lloyds Banking Group plc:
6.413% Jr. Sub. Perpetual Bonds[1,2,3]	105,000	117,600
6.657% Jr. Sub. Perpetual Bonds[1,2,3]	565,000	634,919
RBS Capital Trust II, 6.425% Jr. Sub. Perpetual Bonds[1,3]	640,000	707,200
Regions Bank, 7.50% Sub. Nts., 5/15/18	250,000	281,776
Regions Financial Corp., 7.375% Sub. Nts., 12/10/37	165,000	210,488
Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,2,3]	805,000	824,626
SunTrust Banks, Inc., 5.625% Jr. Sub. Perpetual Bonds[1,3]	846,000	855,517
Wells Fargo & Co.:
5.875% Jr. Sub. Perpetual Bonds[1,3]	733,000	776,210
5.90% Jr. Sub. Perpetual Bonds, Series S1,3	839,000	859,975

		16,093,241

Consumer Finance—2.5%
Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31	700,000	851,375
Capital One Financial Corp.:
3.20% Sr. Unsec. Nts., 2/5/25	868,000	839,520
5.55% Jr. Sub. Perpetual Bonds[1,3]	858,000	861,754

4        OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Consumer Finance (Continued)
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	$748,000	$729,655
3.95% Sr. Unsec. Nts., 11/6/24	473,000	470,484
Synchrony Financial, 2.70% Sr. Unsec. Nts., 2/3/20	377,000	372,191

		4,124,979

Diversified Financial Services—1.3%
Nationwide Building Society, 3.90% Sr. Unsec. Nts., 7/21/25[2]	832,000	862,971
PacifiCorp, 4.10% Sr. Sec. Nts., 2/1/42	170,000	167,462
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[2]	381,000	384,348
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[1]	813,000	827,228

		2,242,009

Insurance—3.4%
ACE INA Holdings, Inc.:
3.35% Sr. Unsec. Nts., 5/3/26[4]	428,000	430,203
4.35% Sr. Unsec. Nts., 11/3/45[4]	343,000	349,162
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	576,000	584,076
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[2]	663,000	701,316
Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[2]	572,000	587,929
4.85% Sr. Unsec. Nts., 8/1/44[2]	619,000	613,358
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[1,3]	633,000	640,517
Prudential Financial, Inc.:
5.20% Jr. Sub. Nts., 3/15/44[1]	309,000	307,841
5.375% Jr. Sub. Nts., 5/15/45[1]	435,000	437,719
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[2]	706,000	720,434
XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[1,3]	440,000	352,088

		5,724,643

Real Estate Investment Trusts (REITs)—1.5%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	330,000	359,181
5.90% Sr. Unsec. Nts., 11/1/21	520,000	578,468
Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23	870,000	859,125
Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23	758,000	732,580

		2,529,354

Real Estate Management & Development—0.4%
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	726,000	719,848

Health Care—6.7%
Biotechnology—1.2%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	528,000	520,299
4.70% Sr. Unsec. Nts., 5/14/45	211,000	202,771
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	335,000	339,516
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	482,000	484,433
5.00% Sr. Unsec. Nts., 8/15/45	126,000	127,043

5        OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Biotechnology (Continued)
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	$365,000	$370,569

		2,044,631

Health Care Equipment & Supplies—0.7%
Becton Dickinson & Co., 3.875% Sr. Unsec. Nts., 5/15/24	379,000	390,776
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	484,000	511,194
Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	348,000	343,255

		1,245,225

Health Care Providers & Services—3.3%
Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	759,000	758,939
CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21	825,000	855,937
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	761,000	833,295
HCA, Inc., 5.25% Sr. Sec. Nts., 4/15/25	800,000	831,000
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	879,000	857,466
LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	805,000	819,088
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	305,000	310,876
Quest Diagnostics, Inc., 3.50% Sr. Unsec. Nts., 3/30/25	250,000	242,564

		5,509,165

Life Sciences Tools & Services—0.3%
Thermo Fisher Scientific, Inc., 4.15% Sr. Unsec. Nts., 2/1/24	451,000	472,420

Pharmaceuticals—1.2%
Actavis Funding SCS:
3.80% Sr. Unsec. Nts., 3/15/25	669,000	664,512
4.75% Sr. Unsec. Nts., 3/15/45	399,000	385,178
GlaxoSmithKline Capital, Inc., 6.375% Sr. Unsec. Unsub. Nts., 5/15/38	190,000	243,742
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	695,000	676,756

		1,970,188

Industrials—8.7%
Aerospace & Defense—1.1%
Lockheed Martin Corp., 3.80% Sr. Unsec. Nts., 3/1/45	400,000	356,618
Orbital ATK, Inc., 5.50% Sr. Unsec. Nts., 10/1/23[2]	850,000	889,312
Textron, Inc.:
3.875% Sr. Unsec. Nts., 3/1/25	230,000	228,384
4.30% Sr. Unsec. Nts., 3/1/24	427,000	440,197

		1,914,511

Air Freight & Couriers—0.2%
United Parcel Service, Inc., 6.20% Sr. Unsec. Nts., 1/15/38	225,000	293,697

Building Products—0.5%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	799,000	809,337

Commercial Services & Supplies—1.7%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	831,000	868,395
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	1,124,000	1,124,571

6        OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Services & Supplies (Continued)
Tyco International Finance SA, 5.125% Sr. Unsec. Nts., 9/14/45	$455,000	$481,233
Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	350,000	330,139

		2,804,338

Electrical Equipment—0.2%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[2]	387,000	380,228

Industrial Conglomerates—1.2%
General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B1,3	1,560,000	1,740,726
Synchrony Financial, 4.25% Sr. Unsec. Nts., 8/15/24	195,000	196,140

		1,936,866

Machinery—1.2%
Caterpillar, Inc., 4.30% Sr. Unsec. Nts., 5/15/44	470,000	461,368
Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	454,000	472,866
Deere & Co., 3.90% Sr. Unsec. Nts., 6/9/42	350,000	337,344
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	722,000	749,964

		2,021,542

Marine—0.1%
AP Moeller-Maersk, 3.875% Unsec. Nts., 9/28/25[2]	230,000	224,151

Road & Rail—1.5%
Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23	615,000	610,761
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	324,000	334,455
ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[2]	342,000	320,913
Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23	237,000	226,953
Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	196,000	196,966
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.25% Sr. Unsec. Nts., 1/17/23[2]	883,000	892,740

		2,582,788

Trading Companies & Distributors—1.0%
Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	824,000	836,311
International Lease Finance Corp., 5.875% Sr. Unsec. Nts., 8/15/22	775,000	852,500

		1,688,811

Information Technology—4.9%
Communications Equipment—0.2%
Cisco Systems, Inc., 3.625% Sr. Unsec. Nts., 3/4/24	375,000	396,400

Electronic Equipment, Instruments, & Components—1.1%
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	575,000	626,762
Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	435,000	450,885
Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25[2]	865,000	845,538

		1,923,185

Internet Software & Services—0.5%
VeriSign, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	775,000	792,437

7        OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
IT Services—0.6%
Automatic Data Processing, Inc., 3.375% Sr. Unsec. Nts., 9/15/25	$1,000,000	$1,026,802

Semiconductors & Semiconductor Equipment—0.6%
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	885,000	923,676

Software—1.0%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	330,000	331,195
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[2]	815,000	825,188
Oracle Corp., 5.375% Sr. Unsec. Unsub. Nts., 7/15/40	470,000	526,107

		1,682,490

Technology Hardware, Storage & Peripherals—0.9%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	525,000	526,597
Hewlett Packard Enterprise Co.:
6.20% Sr. Unsec. Nts., 10/15/35[2]	408,000	402,148
6.35% Sr. Unsec. Nts., 10/15/45[2]	587,000	572,418

		1,501,163

Materials—5.9%
Chemicals—2.2%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	492,000	460,790
4.125% Sr. Unsec. Nts., 3/15/35	196,000	175,756
Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24	745,000	708,742
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	825,000	831,188
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	665,000	640,782
Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	235,000	227,142
Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	222,000	214,558
3.95% Sr. Unsec. Nts., 1/15/26	510,000	516,904

		3,775,862

Construction Materials—0.9%
CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[2]	658,000	683,449
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[2]	806,000	838,240

		1,521,689

Containers & Packaging—1.4%
Ball Corp., 4% Sr. Unsec. Nts., 11/15/23	710,000	695,800
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	850,000	856,375
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	223,000	223,210
4.50% Sr. Unsec. Nts., 11/1/23	565,000	596,308

		2,371,693

Metals & Mining—1.1%
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	250,000	244,319
Freeport-McMoRan, Inc., 3.875% Sr. Unsec. Nts., 3/15/23	595,000	468,265
Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[2]	209,000	167,200
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	340,000	315,044

8        OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Metals & Mining (Continued)
Yamana Gold, Inc., 4.95% Sr. Unsec. Nts., 7/15/24	$675,000	$620,617

		1,815,445

Paper & Forest Products—0.3%
International Paper Co.:
3.80% Sr. Unsec. Nts., 1/15/26	250,000	250,102
4.80% Sr. Unsec. Nts., 6/15/44	230,000	214,858

		464,960

Telecommunication Services—4.8%
Diversified Telecommunication Services—4.8%
AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	1,265,000	1,100,926
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	616,000	931,415
CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21	840,000	850,500
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	270,000	258,076
Frontier Communications Corp.:
7.625% Sr. Unsec. Nts., 4/15/24	710,000	639,000
10.50% Sr. Unsec. Nts., 9/15/22[2]	206,000	214,240
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	365,000	390,550
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	540,000	649,201
Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	402,000	402,873
4.50% Sr. Unsec. Nts., 9/15/20	1,095,000	1,189,632
4.522% Sr. Unsec. Nts., 9/15/48	1,254,000	1,132,485
5.012% Sr. Unsec. Nts., 8/21/54	354,000	327,400

		8,086,298

Utilities—7.6%
Electric Utilities—5.3%
AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[2]	632,000	640,137
American Transmission Systems, Inc.:
5.00% Sr. Unsec. Nts., 9/1/44[2]	344,000	351,025
5.25% Sr. Unsec. Nts., 1/15/22[2]	460,000	507,929
Constellation Energy Group, Inc., 5.15% Sr. Unsec. Nts., 12/1/20	515,000	563,658
Duke Energy Florida LLC, 3.85% Sec. Nts., 11/15/42	620,000	595,467
EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[2]	798,000	837,843
Electricite de France SA, 4.875% Sr. Unsec. Nts., 1/22/44[2]	275,000	275,311
Exelon Corp., 3.95% Sr. Unsec. Nts., 6/15/25	836,000	845,923
Florida Power & Light Co., 5.40% Sr. Sec. Nts., 9/1/35	280,000	328,337
ITC Holdings Corp.:
3.65% Sr. Unsec. Nts., 6/15/24	667,000	671,265
5.30% Sr. Unsec. Nts., 7/1/43	323,000	336,939
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	125,000	135,623
PPL Capital Funding, Inc.:
3.50% Sr. Unsec. Unsub. Nts., 12/1/22	800,000	809,811
4.20% Sr. Sec. Nts., 6/15/22	569,000	596,219
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	858,000	950,030
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[2]	613,000	616,179

		9,061,696

9        OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Multi-Utilities—2.3%
Boston Gas Co., 4.487% Sr. Unsec. Nts., 2/15/42[2]	$275,000	$272,249
CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	361,000	372,494
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	946,000	1,051,254
Consolidated Edison Co. of New York, Inc., 4.625% Sr. Unsec. Nts., 12/1/54	218,000	221,570
Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44	294,000	278,763
Niagara Mohawk Power Corp., 2.721% Sr. Unsec. Nts., 11/28/22[2]	370,000	358,202
Pacific Gas & Electric Co., 4.50% Sr. Unsec. Unsub. Nts., 12/15/41	388,000	396,612
Puget Energy, Inc., 3.65% Sr. Sec. Nts., 5/15/25[2]	561,000	548,588
Virginia Electric & Power Co., 4.45% Sr. Unsec. Nts., 2/15/44	325,000	341,943

		3,841,675

Total Corporate Bonds and Notes (Cost $148,686,586)		148,885,980

	Shares
Investment Companies—10.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[5,6]	9,248,575	9,248,575
Oppenheimer Limited-Term Bond Fund, Cl. I5	1,752,938	8,045,988

Total Investment Companies (Cost $17,346,019)		17,294,563

Total Investments, at Value (Cost $166,463,219)	98.8%	166,635,111
Net Other Assets (Liabilities)	1.2	2,023,096

Net Assets	100.0%	$168,658,207

Footnotes to Statement of Investments

* October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $33,193,395 or 19.68% of the Fund’s net assets at period end.

3. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

10        OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares July 31, 2015	Gross Additions		Gross Reductions	Shares October 30, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	4,011,315	39,369,267		34,132,007	9,248,575
Oppenheimer Limited-Term Bond Fund, Cl. I	633,062	1,119,876	[a]	—	1,752,938

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$9,248,575	$5,028
Oppenheimer Limited-Term Bond Fund, Cl. I	8,045,988	49,295

Total	$17,294,563	$54,323

    a. All or a portion are the result of a corporate action.

6. Rate shown is the 7-day yield at period end.

Futures Contracts as of October 30, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Sell	12/21/15	14	$2,190,125	$6,789
United States Treasury Nts., 2 yr.	CBT	Buy	12/31/15	253	55,320,031	(48,154)
United States Treasury Nts., 5 yr.	CBT	Buy	12/31/15	1	119,773	(627)
United States Treasury Nts., 10 yr.	CBT	Sell	12/21/15	261	33,326,438	15,080

						$(26,912)

Glossary:

Exchange Abbreviations

CBT                 Chicago Board of Trade

11        OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS OCTOBER 30, 2015 Unaudited

1. Organization

Oppenheimer Corporate Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following

12        OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

13        OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

14        OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$—	$454,568	$—	$454,568
Corporate Bonds and Notes	—	148,885,980	—	148,885,980
Investment Companies	17,294,563	—	—	17,294,563

Total Investments, at Value	17,294,563	149,340,548	—	166,635,111
Other Financial Instruments:
Futures contracts	21,869	—	—	21,869

Total Assets	$17,316,432	$149,340,548	$—	$166,656,980

Liabilities Table
Other Financial Instruments:
Futures contracts	(48,781)	—	—	(48,781)

Total Liabilities	$(48,781)	$—	$—	$(48,781)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

15        OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$ 768,829

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

16        OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

17        OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

    The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

    The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

    During the reporting period, the Fund had an ending monthly average market value of $54,283,463 and $33,158,836 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions

18        OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its

19        OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Tax

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$166,463,219
Federal tax cost of other investments	90,983,279

Total federal tax cost	$257,446,498

Gross unrealized appreciation	$2,387,289
Gross unrealized depreciation	(2,242,309)

Net unrealized appreciation	$144,980

20        OPPENHEIMER CORPORATE BOND FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Corporate Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	12/9/2015